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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    SEPTEMBER 12, 2003
                                                       -------------------------



                              MILLENNIUM CELL INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




          DELAWARE                       000-31083               22-3726792
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION         (COMMISSION FILE          (IRS EMPLOYER
      OF INCORPORATION)                   NUMBER)            IDENTIFICATION NO.)


               1 INDUSTRIAL WAY WEST, EATONTOWN, NEW JERSEY 07724
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE       (732) 542-4000
                                                   -----------------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 9:  REGULATION FD DISCLOSURE

         On September 9 through September 12, 2003, the Registrant presented at Morgan Keegan, Inc. investor meetings. A copy of the Registrant's investor presentation materials for such meetings, appearing in Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MILLENNIUM CELL INC.
                                        (Registrant)


                                        By: /s/ Stephen S. Tang
                                            --------------------
                                            Stephen S. Tang
                                            Chief Executive Officer & President,
                                            Acting Chief Financial Officer

Dated:  September 12, 2003



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                                INDEX TO EXHIBITS



EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Investor Presentation Materials